EXHIBIT 10.32
FOURTH AMENDMENT TO TRUST AGREEMENT

    This FOURTH AMENDMENT (the “Amendment”) to that certain TRUST AGREEMENT dated August 27, 1999 (as previously amended, the “Original Trust Agreement”), by and between Kaufman and Broad Home Corporation, a corporation organized under the laws of the State of Delaware and now known as KB HOME (the “Company”), and Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States of America, and successor to Wachovia Bank, N.A. (the “Trustee”), is made by the Company as of January 11, 2022 (the “Effective Date”). Any capitalized term not defined herein shall have the meaning given to it in the Original Trust Agreement, and all Section references shall be to those Sections in the Original Trust Agreement.

WITNESSETH:

    WHEREAS, the Company and the Trustee desire to amend the Revolving Promissory Note under the Original Trust Agreement;

WHEREAS, the Company, the Trustee and a majority of the Eligible Participants (as calculated pursuant to Section 14.1) desire to amend Section 13.2 to reflect a change in the treatment of any shares of Common Stock remaining in the Trust upon its termination; and

    WHEREAS, a majority of the Eligible Participants have approved this Amendment through the execution of written consents.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Trustee hereby declare and agree as follows:

    1. Schedule A. The Schedule A to this Amendment shall replace in its entirety Schedule A to the Original Trust Agreement.
2. Section 13.2. The last sentence of Section 13.2 is hereby replaced in its entirety as follows:

“In the event of a termination described in clauses (a), (b), or (c) of this Section 13.2, notwithstanding any other provision of this Agreement to the contrary, (i) any shares of Company Stock held in the Trust first shall be returned to the Company to repay any remaining principal and interest due under any loans to the Trust, based on the Daily Value of the Company Stock on the business day immediately preceding the date of termination, and then (ii) any remaining shares of Company Stock held in the Trust after repayment of any such loans shall be returned to the Company. Any other assets remaining in the Trust following the return of all shares of Company Stock and the payment of any unpaid permitted administrative costs of the Trust shall be returned to the Company.”

    2. Full Force and Effect. Except as expressly amended by this Agreement, the Original Trust Agreement remains unaltered and in full force and effect.

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    IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Effective Date.

KB HOME                        Wells Fargo Bank, N.A., as Trustee

By: /s/ WILLIAM R. HOLLINGER            By: /s/ KARL HUTCHINSON
Name:    William R. Hollinger                Name:    Karl Hutchinson
Title:    Senior Vice President and            Title:    Vice President
    Chief Accounting Officer

Schedule A

AMENDMENT TO REVOLVING PROMISSORY NOTE

This AMENDMENT (the “Amendment”) to that certain REVOLVING PROMISSORY NOTE dated November 30, 1999 (the “Original Revolving Promissory Note”), by and between Kaufman and Broad Home Corporation, a corporation organized under the laws of the State of Delaware and now known as KB HOME (the "Company"), and Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States of America, and successor to Wachovia Bank, N.A (the “Trustee”), is made by the Company and Trustee as of January 11, 2022 (the “Effective Date”). Any capitalized term not defined herein shall have the meaning given to it in the Original Revolving Promissory Note.

WITNESSETH:

WHEREAS, the Company and the Trustee have agreed to enter into this Amendment to extend the Maturity Schedule of the Original Revolving Promissory Note.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee hereby declare and agree as follows:

1.    The first sentence of paragraph two of the Original Promissory Note beginning with the language "Principal shall be paid in installments ... ", shall be replaced in its entirety to read as follows: "Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, with the last such installment due on August 27, 2029; provided, however, that this Note may be prepaid in whole or in part at any time without penalty; and provided further that the principal amount of this Note and any accrued but unpaid interest (i) shall be accelerated in the event that the Trust shall have been terminated in accordance with Section 13.2 of the Trust, and the Trustee shall have complied with the requirements of such Section 13.2 of the Trust, or (ii) shall be deemed forgiven, if applicable, in accordance with Section 8.l(a) of the Trust."

2. Schedule A. Schedule A to this Amendment shall replace in its entirety Schedule A to the Original Revolving Promissory Note.

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Effective Date:

KB HOME By: /s/ WILLIAM R. HOLLINGER Its: Senior Vice President and Chief Accounting Officer	Wells Fargo Bank, N.A. as Trustee By:/s/ KARL HUTCHINSON Its: Vice President
A-1

Schedule A: Date that Principal is Advanced	Amount of Principal Advanced	Interest Rate	Repayment Schedule for Principal Advanced
November 30,1999	$24,035,187.50	[5.97%]	$1,201,760 on November 30, 2000 $1,201,760 on November 30, 2001
			$1,201,760 on November 30, 2002 $1,201,760 on November 30, 2003
			$1,201,760 on November 30, 2004 $3,605,278 on November 30, 2005
			$3,605,278 on November 30, 2006 $3,605,278 on November 30, 2007
			$3,605,278 on November 30, 2008 $327,752 on November 30, 2009
			$327,752 on November 30, 2010 $327,752 on November 30, 2011 $327,752 on November 30, 2012
			$327,752 on November 30, 2013 $327,752 on November 30, 2014
			$327,752 on November 30, 2015 $327,752 on November 30, 2016

$327,752 on November 30, 2017
$327,752 on November 30, 2018
$29,795 on November 30, 2019
$29,795 on November 30, 2020
$29,795 on November 30, 2021
$29,795 on November 30, 2022
$29,795 on November 30, 2023
$29,795 on November 30, 2024
$29,795 on November 30, 2025
$29,795 on November 30, 2026
$29,795 on November 30, 2027
$29,795 on November 30, 2028

			Balance Outstanding on August 26, 2029
$ _	$ _	%	[5% of Principal] on [First Anniversary of Date Principal Advanced]
			[5% of Principal] on [Second Anniversary of Date Principal Advanced] [5% of Principal] on [Third Anniversary of Date Principal Advanced]
[5% of Principal] on [Fourth Anniversary of Date Principal Advanced] [5% of Principal] on [Fifth Anniversary of Date Principal Advanced]
[15% of Principal] on [Sixth Anniversary of Date Principal Advanced]

			[15% of Principal] on [Seventh Anniversary of Date Principal Advanced] [15% of Principal] on [Eight Anniversary of Date Principal Advanced]
			[15% of Principal] on [Ninth Anniversary of Date Principal Advanced] [1.363% of Principal] on [Tenth Anniversary of Date Principal Advanced]
			[1.363% of Principal] on [Eleventh Anniversary of Date Principal Advanced] [1.363% of Principal] on [Twelfth Anniversary of Date Principal Advanced]
			[1.363% of Principal] on [Thirteenth Anniversary of Date Principal Advanced] [1.363%of Principal] on [Fourteenth Anniversary of Date Principal Advanced]
			[1.363%of Principal] on [Fifteenth Anniversary of Date Principal Advanced]
			[1.363%of Principal] on [Sixteenth Anniversary of Date Principal Advanced] [1.363%ofPrincipal]on[Seventeenth Anniversary of Date Principal Advanced]
[1.363%of Principal] on [Eighteenth Anniversary of Date Principal Advanced] [1.363%of Principal] on [Nineteenth Anniversary of Date Principal Advanced]
[0.124% of Principal] on [Twentieth Anniversary of Date Principal Advanced]
[0.124% of Principal] on [Twenty-first Anniversary of Date Principal Advanced]
[0.124%of Principal] on [Twenty-second Anniversary of Date Principal Advanced
[0.124%of Principal] on [Twenty-third Anniversary of Date Principal Advanced]
[0.124% of Principal] on [Twenty-fourth Anniversary of Date Principal Advanced]
[0.124% of Principal] on [Twenty-fifth Anniversary of Date Principal Advanced]
[0.124%of Principal] on [Twenty-sixth Anniversary of Date Principal Advanced] [0.124%of Principal] on [Twenty-seventh Anniversary of Date Principal Advanced]
[0.124% of Principal] on [Twenty-eighth Anniversary of Date Principal Advanced]
[0.124% of Principal] on [Twenty-ninth Anniversary of Date Principal Advanced]

Balance Outstanding on August 26, 2029